UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2005

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IMPERIAL INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

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Delaware	1-7190	65-0854631
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1259 Northwest 21st Street

Pompano Beach, Florida 33069
(Address of principal executive offices and zip code)

(954) 917-7665

Registrant’s telephone number, including area code:

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b) )

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item  1.01

Entry into a Material Definitive Agreement.

On July 25, 2005, Imperial Industries, Inc.’s (the “Company”) wholly owned subsidiary, Just-Rite Supply, Inc. (“Just-Rite”) entered into a three-year distribution Agreement (the “Distribution Agreement”) with Degussa Wall Systems, Inc., a Delaware corporation (“Degussa”). The Distribution Agreement is effective as of October 1, 2005.

There is no material relationship between the Company, its affiliates and Degussa or its affiliates except as otherwise described herein.

Pursuant to the Distribution Agreement, Degussa appointed Just-Rite as its exclusive distributor of certain acrylic stucco products previously manufactured by Just-Rite’s affiliate, Acrocrete, Inc. and which will thereafter be manufactured by Degussa commencing the effective date of the Distribution Agreement. The exclusive territory is the States of Alabama, Florida, Georgia, Louisiana and Mississippi. Just-Rite also has a right of first refusal to expand its exclusive territory in North and South Carolinas under certain conditions.

Just-Rite has agreed to certain minimum purchase requirements over the term of the Distribution Agreement. Failure to achieve the minimum level of purchase would subject Just-Rite to certain financial obligations; provided however, Just-Rite would have the option to extend the term of the Distribution Agreement for an additional two years in order to cure any shortfall of its minimum obligations. The Company agreed to guaranty Just-Rite’s financial obligations resulting from any shortfall of the minimum purchase obligations.

Pursuant to General Instruction B. 4 of Form 8-K and Item 601 of Regulation S-K, a copy of the Distribution Agreement will be filed with the Company’s Form 10-Q for the quarter ended June 30, 2005. The summary of the terms of the Distribution Agreement contained in this Form 8-K is qualified in its entirety by the more detailed information contained in the Distribution Agreement, and is incorporated herein by this reference.

Item  2.01

Completion of Acquisition or Disposition of Assets.

On July 25, 2005, the Company’s wholly owned subsidiary, Acrocrete, Inc. (“Acrocrete”) entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with Degussa and Degussa Construction Chemicals Operations, Inc., a Delaware corporation (“DCCO”) (“Degussa and DCCO being the “Purchasers”), whereby the Purchasers acquired certain of the manufacturing assets of Acrocrete. The assets consist of certain equipment, customer lists, trademarks, proprietary rights, including product formulas, code approvals and books and records associated with Acrocrete’s manufacturing operations in Kennesaw, Georgia (the “Assets”). In addition, the Purchasers will acquire certain of Acrocrete’s accounts receivable that are outstanding as of September 30, 2005, subject to Acrocrete’s obligation to repurchase the unpaid balances of such accounts receivable ninety (90) days thereafter. The initial closing of the transaction occurred on July 25, 2005; provided however, Acrocrete is permitted to continue its operations through December 31, 2005 to wind down its operations and complete customer orders.

The aggregate purchase price for the Assets consists of $1,100,000 in cash, plus the net book value of certain accounts receivable and the equipment being transferred as of September 30, 2005. Of the aggregate purchase price, $250,000 of the purchase price was paid on July 25, 2005, with the balance to be paid on September 30, 2005.

The Company agreed to guaranty Acrocrete’s representations and warranties, as well as Acrocrete’s indemnification obligations in the Asset Purchase Agreement.

There is no material relationship between the Company, its affiliates and Degussa or its affiliates thereof except as otherwise described herein, the Distribution Agreement, or in the Asset Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated hereby by this reference. The summary of the terms of the Asset Purchase Agreement contained in this Form 8-K is qualified in its entirety by the more detailed information contained in the Asset Purchase Agreement.

Item  2.05

Costs Associated with Exit or Disposal Activities.

On July 25, 2005, the Company’s wholly owned subsidiary Acrocrete, as authorized by the Company’s Board of Directors entered into an asset purchase agreement, whereby it agreed to sell certain of its assets related to Acrocrete’s operations at is manufacturing facility in Kennesaw, Georgia as described in Item 2.01 of this Form 8-K. In connection with the sale of such assets, Acrocrete committed to cease its manufacturing operations no later than December 31, 2005. In connection with such cessation of operations, substantially all of its employees at the manufacturing facility will be terminated.

The Company is unable in good faith to make a determination of an estimate required by paragraphs (b), (c) or (d) of Item 2.05 of this Form 8-K at this time. The Company will file an amendment to this Form 8-K under this Item 2.05 within four business days after it makes a determination of such an estimate or range of estimates.

Item  9.01

Financial Statements and Exhibits.

(b)

Pro Forma Financial Information. It is impracticable to provide the pro forma financial information required herein at the time this Current Report on Form 8-K is being filed. The required pro forma financial information will be filed at such time as the pro forma financial information becomes available, but in no event later than seventy one (71) days following the date that this Form 8-K is required to be filed.

(c)

Exhibits.

2.1

Asset Purchase Agreement dated as of the 25th day of July, 2005, by and among Degussa Wall Systems, Inc., a Delaware corporation, Degussa Construction Chemicals Operations, Inc., a Delaware corporation and Acrocrete, Inc., a Florida corporation

Certain related transaction documents attached to the Asset Purchase Agreement are not being filed herewith. The Company undertakes to furnish a copy of any omitted exhibit or schedule to the Commission upon request, pursuant to Item 601(b)(2) of Regulation S-K. The following is a list of the omitted exhibits and schedules to the Asset Purchase Agreement:

Exhibits
Form of Distribution Agreement
Form of Imperial Industries, Inc. Guaranty
Schedules
Schedule 1.01(a)(i) Proprietary Rights
Schedule 1.01(a)(iii) Code Approvals
Schedule 1.01(b)(i) Equipment
Schedule 1.01(b)(iii) Assumed Contracts
Schedule 1.01(b)(iv) Permits
Schedule 3.02 Consents
Schedule 3.07 Litigation
Schedule 3.08 Distribution Agreements
Schedule 3.09(b) Intellectual Property Rights
Schedule 3.12 Warranty Claims

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Imperial Industries, Inc.

By:	/s/ HOWARD L. EHLER, JR.
Howard L. Ehler, Jr.
Principal Executive Officer/
Chief Financial Officer

Dated:  July 29, 2005

INDEX TO EXHIBITS

Exhibit No.	Description
2.1

Asset Purchase Agreement dated as of the 25th day of July, 2005, by and among Degussa Wall Systems, Inc., a Delaware corporation, Degussa Construction Chemicals Operations, Inc., a Delaware corporation and Acrocrete, Inc., a Florida corporation